UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ATARI, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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I Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on November 6, 2007 This communication tells you how to obtain on the internet materials relating to the Atari, Inc. 2007 Annual Meeting of Stockholders. We encourage you to access those materials and review the important information in them before you vote,
The items that are available are (a) Notice of Annual Meeting and Proxy Statement, and (b) Annual Report, which includes the Company’s form 10-K lor the year ended March 31,2007. To view this material, have the 12-digit Control #’(s) available and visit: w w w. I n ves to r E co n n ect. co m
If you want to receive a paper ore-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/17/07.
‘to request material:
Internet: www investorEcgnfiect.com
Telephone: 1-800-579-1639
** Email: sendmaterial@investorEconnect.com
**if requesting material by e-mail please send a blank e-mail with the 12 Digit Control* (located on the following page) in the subject line. Requests, instructions and cither inquiries will NOT be forwarded to your investment advisor.
ATARI, INC. [Vote In Person —— —
Anu mc Should you choose to vote these shares in person at the meeting
417 ski tvFNUf VOIJ should request a copy of the material. Many shareholder
..
, ,,,,,,, ,,., .,,,, meetings have attendance requirements including, but not limited
Yom. uv ,00,6 w___1he possess]on o1 an atten[jance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements lor meeting attendance.
[Vote By Internet |
To vote now by Internet go to WWWJRQXWOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 1 1:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hana when you access the web site ana follow the instructions on the website.

Meeting Location
The Annual Meeting for holders as of 9/1 3/0 V is to be held on 11/6/07 at S:OQ a.m. at: Aiari, Inc.
41 V Sth Avenue, 7” Floor
Nc-w York, NY 100IB
For directions to the meeting, please call 212-726-6973.
Voting items

Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES NAMED IN THE PROXY STATEMENT.
1, Election of Directors: To elect the two nominees listed below as Class III directors: NOMINEES:
1) Evence-Charles Coppee
2) Jean-Michel Perbet
In their discretion, the Proxies are authorized to vote upon any other matters that may properly come before the meeting or any adjournments thereof